UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 20, 2014
Date of Report (Date of earliest event reported)

lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Cornwall Avenue Vancouver, British Columbia Canada, V6J 1C7
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 732-6124

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As disclosed on the Form 8-K we filed on December 11, 2013, we announced that our board of directors appointed Laurent Potdevin as lululemon’s Chief Executive Officer and as a member of our board of directors and he was expected to step into his role as Chief Executive Officer and director in January 2014. On January 20, 2014, Mr. Potdevin commenced employment as lululemon’s Chief Executive Officer and as a member of our board of directors.
The resignation of Christine Day as our Chief Executive Officer and as a member of our board of directors became effective as of January 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Dated: January 20, 2014	/s/ JOHN E. CURRIE
John E. Currie
Chief Financial Officer